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                                                                    EXHIBIT 99.3


Deloitte & Touche LLP
Suite 7300
333 Clay Street
Houston, Texas 77002-4196

Tel: (713) 982-2000
Fax: (713) 921-2001
www.deloitte.com


                                                   (DELOITTE & TOUCHE LOGO)


May 27, 2003

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read Item 4 of Seven Seas Petroleum Inc.'s Form 8-K/A dated May 27, 2003, and we agree with the statements made therein.

Yours truly,

/s/ DELOITTE & TOUCHE LLP